LETTER TO THE SHAREHOLDERS OF THE JPM INSTITUTIONAL JAPAN EQUITY FUND

August 4, 1997

Dear Shareholder:

The first half of 1997 saw a dramatic turnaround in both the Japanese equity market and the yen. In the first quarter, weakness in the financial sector continued to pull the market lower, posting a return of -6.5% in local currency and -12.3% in U.S. dollars. Doubts over the sustainability of the economic recovery dampened investor sentiment while the unwinding of cross holding relationships, along with speculative short selling, provided substantial downward pressure. During this time, the currency continued to slide, eventually reaching a 5-year low of 127 yen to the dollar on the last day of April. While most of the equity market suffered, the weak yen allowed Japanese exporting companies to post record profits and provide a bright spot on the horizon for investors.

Stocks staged an impressive rally in the second quarter, posting a return of 13.3% in local currency. A resurgent yen raised the second-quarter return to 22.6% in U.S. dollars. In April, the rally was narrowly focused on household names, known as the "Nifty Fifteen." As confidence in the economic recovery was still tentative, investors paid premiums for the short-term earnings predictability of these stocks rather than look for long-term value. This phenomenon temporarily hindered the relative performance of the Fund, since seeking long-term value is its focus. In May and June, however, the rally spread to the broader market, which benefited the Fund.

For the six months ended June 30, 1997, The JPM Institutional Japan Equity Fund provided a total return of 7.04%, compared to 7.51% for the Fund's benchmark, the TOPIX, and 11.92% for the Lipper Japanese Fund Average. During the period, the Fund's net asset value per share increased from $8.67 to $9.28. The Fund's total net assets increased from $1.5 million to $5.9 million while the total net assets of The Japan Equity Portfolio, in which the Fund invests, decreased from $380.3 million to $343.5 million.

The report that follows includes an interview with Masato Degawa, a member of the portfolio management team. This interview is designed to answer commonly asked questions about the Fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

-------------------------------------------------------------------------------
TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS ........ 1     FUND FACTS AND HIGHLIGHTS ........ 6

FUND PERFORMANCE .................. 2     FINANCIAL STATEMENTS ............. 8

PORTFOLIO MANAGER Q&A ............. 3
-------------------------------------------------------------------------------

As chairman and president of Asset Management Services, we look forward to sharing Morgan's insights regarding global markets with you in the future. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated



Fund performance

EXAMINING PERFORMANCE

One way to evaluate performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows you what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short-term.

PERFORMANCE                              TOTAL RETURNS                     AVERAGE ANNUAL TOTAL RETURNS
                                         ------------------------          ----------------------------
                                         THREE          SIX                ONE               SINCE
AS OF JUNE 30, 1997                      MONTHS         MONTHS             YEAR              INCEPTION*
-----------------------------------------------------------------          ----------------------------
The JPM Institutional Japan Equity Fund  20.36%          7.04%              -12.12%           -5.45%
TOPIX**                                  22.62%          7.51%              -12.47%           -5.85%
Lipper Japanese Funds Average            19.99%         11.92%               -4.67%            0.28%

*  THE FUND COMMENCED OPERATIONS ON FEBRUARY 29, 1996.

** THE TOKYO STOCK PRICE INDEX (TOPIX) IS AN UNMANAGED, MARKET
   CAPITALIZATION-WEIGHTED INDEX COMPRISING ALL STOCKS LISTED IN THE FIRST SECTION OF THE TOKYO STOCK EXCHANGE. THE INDEX DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. ALL RETURNS ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT THE REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

Portfolio manager Q&A

[PHOTO] Following is an interview with Masato Degawa, a member of the portfolio management team for The Japan Equity
                 Portfolio in which the Fund invests. Masato joined Morgan's International Investment Group in 1993 as a Japanese equity portfolio manager. Prior to joining Morgan, he was a senior analyst with Morgan Stanley in Tokyo covering Japanese utilities and special situations. He has B.A. and M.A. degrees from Oxford University, England, in Engineering Science and Economics. This interview was conducted on July 15, 1997 and reflects Masato's views on that date.

THE JAPANESE EQUITY MARKET CONTINUED TO SLIDE DURING THE FIRST QUARTER OF THIS YEAR. IN THE SECOND QUARTER, IT REBOUNDED. WHAT WERE THE IMPORTANT FACTORS BEHIND THIS TURBULENT PERIOD?

MD: One important factor was the massive hedging activity in the banking sector that occurred from December through January. Many of these banks issue convertible bonds with resettable conversion rates. If the stock price falls to a certain level, the conversion price would be lowered. Hedge funds held these convertible bonds and sold the stocks short, hoping to drive prices low enough to favorably reset the conversion rates. In total, the banking sector represents roughly 20% of the Index, so that kind of activity can have a significant impact on the market.
   The market traded within a relatively narrow range in February and March, then rallied in April. The April rally was brought on primarily by U.S.-based investors who wanted to expand their international exposure. Many of these investors saw their U.S. assets grow faster than the rest of their portfolio, resulting in their international positions proportionally shrinking. Japan is the second-largest market outside of the U.S., so it was a natural place for many investors to start looking. And the first items they tend to buy are household names: Sony, Honda, etc. We call them the "Nifty Fifteen," and they drove the market in April.
   The currency also hit a low of 127 yen to the U.S. dollar in April. This raised the competitiveness and profitability of the large exporting companies, as they gained market share in both the U.S. and in Europe. We saw just the reverse in May, when the Japanese currency strengthened dramatically to around 110 yen to the dollar. As the reporting period drew to a close in June, the stocks of exporting companies took a breather while the stocks of banks, brokerage firms, and insurance companies -- the very stocks which dragged the market down earlier in the year -- began to provide the best performance.

JAPAN'S FINANCIAL SYSTEM IS UNDERGOING SWEEPING REFORMS. WHICH ONES HAVE INFLUENCED STOCK PRICES THE MOST?

MD: While the "big bang" hasn't happened yet, the bank stocks have taken the first step in unwinding their crossholding relationships. In other words, the banks have been selling the shares they own of other corporations and of other banks. That selling has put downward pressure on the market.

WHAT HAVE BEEN THE MAIN CONTRIBUTORS TO THE JAPANESE ECONOMIC RECOVERY?

MD: Capital investment has been leading the economy. That has been the number one factor contributing to the economic recovery. The second most important factor has been consumption. Japanese consumers had a surplus of cash and had been holding back on spending for quite some time. This is a cyclical recovery and, as it gained momentum, Japanese consumers started spending again. Low interest rates have also been supportive of the economic recovery. However, Japanese consumers generally do not borrow to spend. Therefore, low rates are not nearly as important to a recovery in Japan as in other countries.

JAPAN'S LOOSE MONETARY POLICY HAS BEEN A POSITIVE FOR STOCKS. HOW LONG WILL INTEREST RATES REMAIN AT THEIR EXTREMELY LOW LEVELS?

MD: Similar to the economy, interest rates are not as important to the Japanese stock market as they are in other markets. Japanese investors will still buy 10-year government bonds that yield only 2.5%. Of course, they are still important, and with rates so low, we believe they are more likely to go up than down. But at present, there aren't any inflationary pressures in Japan. The current recovery is not as strong as recoveries of the past. The economy does not appear to be in any danger of overheating, capacity is not fully utilized, and the unemployment rate is still high by Japanese standards, which provides a lot of cushion for the economy to absorb any inflationary pressures. With no apparent reason for the government to raise rates, we are not anticipating a rate rise for the time being.

FOR THE SIX MONTHS ENDED JUNE 30, THE FUND UNDERPERFORMED ITS BENCHMARK. WHY?

MD: The Fund's underperformance largely occurred in April, when the market began to take off. The market rally in April was very narrowly focused on the Nifty Fifteen stocks, of which we owned about half. We are value-driven investors, and the other half looked very expensive to us. But April was an anomaly. Investors paid no attention to value and instead chased the momentum of the Nifty Fifteen.

   Fortunately, when the yen turned around in May and June, this phenomenon diminished. Many of the Nifty Fifteen fell out of favor and the stocks that represented value began to gain ground. This allowed the Fund to do quite well in May and June, but not well enough to offset its underperformance in April.

COULD YOU PROVIDE SPECIFIC EXAMPLES OF STOCKS THAT HELPED AND HINDERED THE FUND'S RELATIVE PERFORMANCE?

MD: NISSAN and Honda Motors are good examples, because they mirror what happened in the Portfolio. We sold Honda last fall because it had already appreciated quite a bit and looked expensive to us. We preferred to hold Nissan, which we felt was priced too low. But investors kept bidding the price of Honda up through April while ignoring Nissan. Of course, since Honda IS a big stock in the Index, not owning it significantly contributed to the Fund's disappointing results in April. It wasn't until May that our decision paid off. In May, and in June, Honda underperformed the Index drastically while Nissan, the Portfolio's largest overweighting, performed extraordinarily well.

WHAT IS YOUR OUTLOOK FOR THE UPCOMING SIX MONTHS?

MD: The market probably won't be that exciting for the next couple of months. We are expecting the government to sell its stake in several entities, including the state-owned railways. This should absorb quite a bit of capital if it happens, and the excitement level should pick up soon after. The market presumably will start discounting some positives coming from the continuing recovery of the economy. And next year, the outlook is for even more capital investment.
   Another bright spot is the banking sector, which should no longer be a drag on the market. While this sector pulled the market down last year and early this year, it was the best-performing sector towards the end of the second quarter. We have expertise in the banking area, and by sticking to our value discipline, the Fund should be able to consistently pick the winners in this sector.
   One final positive is that Japanese equities are looking more and more attractive on a valuation basis compared to the other major equity markets, which have seen back-to-back years of rising prices. Japan is at a much earlier stage in its cycle. As investors continue to gain confidence in the recovery, Japan is likely to look more and more like a viable alternative to equity markets in Europe and the U.S., which have grown increasingly expensive by many standards.

Fund facts

INVESTMENT OBJECTIVE
The JPM Institutional Japan Equity Fund seeks to provide a high total return from a portfolio of equity securities of Japanese companies. It is designed for investors who want an actively managed portfolio of Japanese equity securities that seeks to outperform the Tokyo Stock Price Index, a composite market capitalization-weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange. As an international investment, the Fund is subject to foreign political and currency risk, in addition to market risk.

-------------------------------------------------
COMMENCEMENT OF OPERATIONS
2/29/96

-------------------------------------------------
NET ASSETS AS OF 6/30/97
$5,862,560

-------------------------------------------------
CAPITAL GAIN AND INCOME DIVIDEND
PAYABLE DATE (IF APPLICABLE)
12/24/97

EXPENSE RATIO
The Fund's current annualized expense ratio of 1.00% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.

Fund highlights
ALL DATA AS OF JUNE 30, 1997

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

- FINANCE 26.9%
- CONSUMER GOODS 19.3%
- INDUSTRIAL PRODUCTS 16.6%
- TECHNOLOGY 13.8%
- BASIC INDUSTRIES 9.5%
- TRANSPORTATION 6.7%
- HEALTHCARE 3.4%
- UTILITIES 2.6%
- ENERGY 1.2

LARGEST HOLDINGS                    % OF TOTAL INVESTMENTS
----------------------------------------------------------
NISSAN MOTOR CO. LTD. (AUTOMOTIVE)           3.9%

MATSUSHITA ELECTRIC
   INDUSTRIES CO. LTD. (ELECTRONICS)         3.5%

WEST JAPAN RAILWAY CO. (RAILROADS)           2.5%

NOMURA SECURITIES CO. LTD.
   (FINANCIAL SERVICES)                      2.5%

HITACHI LTD. (ELECTRICAL EQUIPMENT)          2.4%

TOYOTA MOTOR CORP., 1.2%
   DUE 1/28/98 (AUTOMOTIVE)                  2.3%

BOT CAYMAN FINANCE LTD., 4.25%
   DUE 3/31/49 (FINANCIAL SERVICES)          2.2%

SAKURA BANK LTD.(BANKING)                    2.0%

SUMITOMO TRUST & BANKING CO. LTD.
   (BANKING)                                 2.0%

SONY CORP. (ELECTRONICS)                     1.9%

FUNDS DISTRIBUTOR, INC. IS THE DISTRIBUTOR OF THE JPM INSTITUTIONAL JAPAN EQUITY FUND (THE "FUND").

MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MORGAN") SERVES AS PORTFOLIO INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT FOR CUSTOMERS. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND CAN FLUCTUATE, SO AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Fund invests all of its investable assets in The Japan Equity Portfolio (the "Portfolio"), a separately registered investment company which is not available to the public but only to other collective investment vehicles such as the Fund. References to specific securities and their issuers are for illustrative purposes only and should not be interpreted as recommendations to purchase or sell such securities. Opinions expressed herein on current market conditions are subject to change without notice.The Portfolio invests in foreign securities which are subject to special risks; prospective investors should refer to the Fund's Prospectus for a discussion of these risks.

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES OF THE PROSPECTUS BY CALLING J.P. MORGAN FUNDS SERVICES AT (800) 766-7722.

THE JPM INSTITUTIONAL JAPAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in The Japan Equity Portfolio
  ("Portfolio"), at value                          $5,894,429
Deferred Organization Expenses                         12,466
Receivable for Expense Reimbursements                   5,025
Prepaid Expenses                                            7
                                                   ----------
    Total Assets                                    5,911,927
                                                   ----------
LIABILITIES
Organization Expenses Payable                           7,509
Shareholder Servicing Fee Payable                         466
Administrative Services Fee Payable                       145
Accrued Trustees' Fees and Expenses                        48
Administration Fee Payable                                 26
Fund Services Fee Payable                                   5
Accrued Expenses                                       41,168
                                                   ----------
    Total Liabilities                                  49,367
                                                   ----------
NET ASSETS
Applicable to 631,680 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $5,862,560
                                                   ----------
                                                   ----------
Net Asset Value, Offering and Redemption Price
  Per Share                                             $9.28
                                                         ----
                                                         ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $5,988,979
Accumulated Net Investment loss                        (4,552)
Accumulated Net Realized Loss on Investment and
  Foreign Currency Transactions                       (99,146)
Net Unrealized Depreciation of Investment and
  Foreign Currency Translations                       (22,721)
                                                   ----------
    Net Assets                                     $5,862,560
                                                   ----------
                                                   ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL JAPAN EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $4,632)                                 $ 18,523
Allocated Interest Income (Net of Foreign
  Withholding Tax of $47)                                       5,671
Allocated Portfolio Expenses                                  (16,824)
                                                             --------
    Net Investment Income Allocated from
      Portfolio                                                 7,370
FUND EXPENSES
Registration Fees                                  $ 9,202
Transfer Agent Fees                                  7,157
Printing Expenses                                    5,698
Professional Fees                                    5,629
Shareholder Servicing Fee                            1,958
Amortization of Organization Expenses                1,685
Administrative Services Fee                            613
Administration Fee                                      63
Fund Services Fee                                       60
Trustees' Fees and Expenses                             51
Miscellaneous                                        1,125
                                                   -------
    Total Fund Expenses                             33,241
Less: Reimbursement of Expenses                    (30,480)
                                                   -------
NET FUND EXPENSES                                               2,761
                                                             --------
NET INVESTMENT INCOME                                           4,609
NET REALIZED GAIN ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO               92,533
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY TRANSLATIONS
  ALLOCATED FROM PORTFOLIO                                    606,221
                                                             --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $703,363
                                                             --------
                                                             --------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL JAPAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE PERIOD
                                                                    FEBRUARY 29,
                                                   FOR THE SIX          1996
                                                   MONTHS ENDED   (COMMENCEMENT OF
                                                     JUNE 30,      OPERATIONS) TO
                                                       1997         DECEMBER 31,
                                                   (UNAUDITED)          1996
                                                   ------------   ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income (Loss)                       $      4,609   $        (7,904)
Net Realized Gain (Loss) on Investment and
  Foreign Currency Transactions Allocated from
  Portfolio                                              92,533          (224,196)
Net Change in Unrealized Appreciation
  (Depreciation) of Investment and Foreign
  Currency Translations Allocated from Portfolio        606,221          (628,942)
                                                   ------------   ----------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                         703,363          (861,042)
                                                   ------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold      3,715,128         5,947,091
Cost of Shares of Beneficial Interest Redeemed          (57,802)       (3,584,178)
                                                   ------------   ----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                             3,657,326         2,362,913
                                                   ------------   ----------------
    Total Increase in Net Assets                      4,360,689         1,501,871
NET ASSETS
Beginning of Period                                   1,501,871                --
                                                   ------------   ----------------
End of Period (including accumulated net
  investment loss of $4,552 and $9,161
  respectively)                                    $  5,862,560   $     1,501,871
                                                   ------------   ----------------
                                                   ------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL JAPAN EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                           FOR THE PERIOD
                                                                            FEBRUARY 29,
                                                                                1996
                                                       FOR THE            (COMMENCEMENT OF
                                                   SIX MONTHS ENDED        OPERATIONS) TO
                                                    JUNE 30, 1997           DECEMBER 31,
                                                     (UNAUDITED)                1996
                                                   ----------------       ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $          8.67        $         10.00
                                                   ----------------       ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                  0.05                  (0.05)
Net Realized and Unrealized Gain (Loss) on
  Investment and Foreign Currency                             0.56                  (1.28)
                                                   ----------------       ----------------
Total from Investment Operations                              0.61                  (1.33)
                                                   ----------------       ----------------
NET ASSET VALUE, END OF PERIOD                     $          9.28        $          8.67
                                                   ----------------       ----------------
                                                   ----------------       ----------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                  7.04%(a)             (13.30)%(a)
Net Assets, End of Period (in thousands)                    $5,863                 $1,502
Ratios to Average Net Assets
  Expenses                                                    1.00%(b)               0.89%(b)
  Net Investment Income (Loss)                                0.23%(b)              (0.28)%(b)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                     1.55%                  1.61%(c)

------------------------
(a) Not Annualized

(b) Annualized

(c) After consideration of certain state limitations.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL JAPAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Institutional Japan Equity Fund (the "Fund") is a separate series of The JPM Institutional Funds, a Massachusetts business trust (the "Trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on February 29, 1996.

The Fund invests all of its investable assets in The Japan Equity Portfolio (the "Portfolio"), a non-diversified, open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 2% at June 30, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    a)Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    b)The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

    c)Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid annually.

    d)The Fund has incurred organization expenses in the amount of $17,000. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay the organization expenses of the Fund. The Fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Fund.

    e)The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

THE JPM INSTITUTIONAL JAPAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

    f)Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

2. TRANSACTIONS WITH AFFILIATES

    a)The Trust has retained Funds Distributor, Inc. ("FDI") a registered broker-dealer, to serve as co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of a complex-wide charge of $425,000 plus FDI's out-of-pocket expenses.The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust, and certain other investment companies subject to similar agreements with FDI. For the six months ended June 30, 1997, the fee for these services amounted to $63 .

    b)The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund had agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Portfolio and the other portfolios in which the Trust and the JPM Pierpont funds invest (the "Master Portfolios") and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the six months ended June 30, 1997, the fee for these services amounted to $613 .

      In addition, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than 1.00% of the average daily net assets of the Fund through April 30, 1998. For the six months ended June 30, 1997, Morgan has agreed to reimburse the Fund $30,480 for expenses under this agreement.

    c)The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance services to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund. For the six months ended June 30, 1997, Morgan's fee for these services amounted to $1,958 .

THE JPM INSTITUTIONAL JAPAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

    d)The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $60 for the six months ended June 30, 1997.

    e)An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of the Trust, The JPM Pierpont Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of these total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $12.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                                   FOR THE PERIOD
                                                                    FEBRUARY 29,
                                                   FOR THE SIX          1996
                                                   MONTHS ENDED   (COMMENCEMENT OF
                                                     JUNE 30,      OPERATIONS) TO
                                                       1997         DECEMBER 31,
                                                   (UNAUDITED)          1996
                                                   ------------   ----------------
Shares sold......................................      464,581            579,406
Shares redeemed..................................       (6,192)          (406,115)
                                                   ------------   ----------------
Net Increase.....................................      458,389            173,291
                                                   ------------   ----------------
                                                   ------------   ----------------

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and Portfolio.

4. AGREEMENT

The Trust, on behalf of the Fund, together with other affiliated investment companies (the "Funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. The maximum commitment borrowing under the Agreement is $150,000,000. The Agreement expires on May 27, 1998, however, the Fund as party to the Agreement will have the ability to extend the Agreement and continue its participation therein for an additional 364 days. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The Funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the Funds in accordance with procedures established by their respective Trustees or Directors. The Fund has not borrowed pursuant to the Agreement as of June 30, 1997.

The Japan Equity Portfolio
Semi-Annual Report June 30, 1997
(unaudited)
(The following pages should be read in conjunction with The JPM Institutional Japan Equity Fund
Semi-Annual Financial Statements)

THE JAPAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
COMMON STOCK (86.0%)
BASIC INDUSTRIES (7.7%)
BUSINESS & PUBLIC SERVICES (0.7%)
Dai Nippon Printing Co. Ltd......................        100,000   $   2,263,392
                                                                   -------------
CHEMICALS (2.6%)
Asahi Chemical Industry Co. Ltd..................        162,000         969,763
Ishihara Sangyo Kaisha Ltd.......................        583,000       1,727,143
Japan Synthetic Rubber Co.
  Ltd............................................        233,000       1,995,455
Mitsui Petrochemical Industries Ltd..............        160,000         771,825
Mitsui Toatsu Chemicals, Inc.....................        150,000         412,916
Nippon Zeon Co. Ltd..............................         73,000         361,077
Sekisui Chemical Co. Ltd.........................         70,000         709,604
Takeda Chemical Industries
  Ltd............................................         75,000       2,110,460
                                                                   -------------
                                                                       9,058,243
                                                                   -------------

DIVERSIFIED MANUFACTURING (0.3%)
Central Glass Co. Ltd............................        390,000       1,138,338
                                                                   -------------
FOREST PRODUCTS & PAPER (1.2%)
New Oji Paper Co. Ltd............................        200,000       1,239,185
Sumitomo Forestry Co. Ltd........................        269,000       2,961,985
                                                                   -------------
                                                                       4,201,170
                                                                   -------------

METALS & MINING (2.9%)
Godo Steel Ltd...................................        389,000       1,339,386
Komai Tekko, Inc.................................         82,000         440,706
Mitsui Mining & Smelting Co. Ltd.................        202,000         898,523
Nippon Steel Corp................................      1,800,000       5,757,230
Tokyo Steel Manufacturing Co.Ltd.................        121,000       1,353,491
                                                                   -------------
                                                                       9,789,336
                                                                   -------------
  TOTAL BASIC INDUSTRIES.........................                     26,450,479
                                                                   -------------
CONSUMER GOODS & SERVICES (16.4%)
APPARELS & TEXTILES (0.3%)
Tomiya Apparel Co. Ltd...........................        229,000         952,582
                                                                   -------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------

AUTOMOTIVE (5.0%)
Hino Motors Ltd..................................        130,000   $     829,328
Nissan Motor Co. Ltd.............................      1,640,000      12,741,061
Toyota Motor Corp. Ltd...........................         85,000       2,510,705
Yamaha Motor Co. Ltd.............................        100,000         996,242
                                                                   -------------
                                                                      17,077,336
                                                                   -------------

AUTOMOTIVE SUPPLIES (1.3%)
Sumitomo Rubber Industries Ltd...................        189,000       1,273,433
Tochigi Fuji Industrial Co.
  Ltd............................................         85,000         407,804
Toyo Tire & Rubber Co. Ltd.......................        298,000         942,725
Yokohama Rubber Co. Ltd..........................        462,000       1,978,327
                                                                   -------------
                                                                       4,602,289
                                                                   -------------

BROADCASTING & PUBLISHING (0.7%)
Toppan Printing Co. Ltd..........................        148,000       2,328,060
                                                                   -------------

ENTERTAINMENT, LEISURE & MEDIA (0.6%)
Kinki Nippon Tourist Co.
  Ltd.+..........................................        192,000       1,058,743
Kyodo Printing Co. Ltd...........................         90,000         865,157
                                                                   -------------
                                                                       1,923,900
                                                                   -------------

FOOD, BEVERAGES & TOBACCO (2.6%)
Itoham Foods, Inc................................        379,000       2,093,227
Japan Tobacco, Inc...............................            431       3,408,677
Maruha Corp......................................        732,000       1,912,680
Pokka Corp.......................................         28,000         199,668
Snow Brand Milk Products Co. Ltd.................        263,000       1,356,025
                                                                   -------------
                                                                       8,970,277
                                                                   -------------

HOUSEHOLD PRODUCTS (0.3%)
Nippon Sheet Glass Co. Ltd.......................        245,000         903,522
                                                                   -------------

MULTI - INDUSTRY (0.8%)
Fuji Denki Reiki Co. Ltd.........................        141,000       1,108,975
Marubeni Corp....................................        345,000       1,567,770
                                                                   -------------
                                                                       2,676,745
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JAPAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
RETAIL (4.4%)
Aoyama Trading Co. Ltd...........................         61,000   $   1,961,723
Izumi Co. Ltd....................................        184,000       2,701,389
Izumiya Co. Ltd..................................        306,000       4,920,387
Keiyo Co. Ltd....................................         45,000         420,781
Matsuzakaya Co. Ltd..............................        272,000       2,010,941
Mizuno Corp......................................        109,000         712,505
Shimachu Co. Ltd.................................          8,300         249,515
Xebio Co. Ltd....................................         18,700         460,841
York - Benimaru Co. Ltd..........................         52,400       1,648,518
                                                                   -------------
                                                                      15,086,600
                                                                   -------------

TEXTILES (0.4%)
Mitsubishi Rayon Co. Ltd.........................        150,000         618,719
Seiren Co. Ltd...................................        150,000         688,193
                                                                   -------------
                                                                       1,306,912
                                                                   -------------
  TOTAL CONSUMER GOODS & SERVICES................                     55,828,223
                                                                   -------------
ENERGY (1.2%)
OIL-PRODUCTION (1.2%)
Cosmo Oil Co. Ltd................................        429,000       2,054,461
Nippon Oil Co. Ltd...............................        279,000       1,528,733
Showa Shell Sekiyu K. K..........................         40,000         377,523
                                                                   -------------
                                                                       3,960,717
                                                                   -------------
  TOTAL ENERGY...................................                      3,960,717
                                                                   -------------
FINANCE (22.5%)
BANKING (15.3%)
Asahi Bank Ltd...................................        431,000       3,672,331
Ashikaga Bank Ltd................................        200,000         734,073
Bank of Iwate Ltd................................         22,630       1,283,480
Bank of the Ryukyus Ltd..........................         58,500       1,226,951
Chuo Trust & Banking Co.
  Ltd............................................         86,000         571,179
Dai-Ichi Kangyo Bank Ltd.........................        322,000       4,389,757
Daiwa Bank Ltd...................................      1,279,000       6,069,185
Fukui Bank Ltd...................................        638,000       2,369,570
Fukuoka Chuo Bank Ltd............................         20,000         126,016
Fukushima Bank Ltd...............................        225,000         670,497
Hiroshima Bank Ltd...............................        200,000         908,852
Hyakugo Bank Ltd.................................        360,000       2,063,794
Keiyo Bank Ltd...................................        250,000       1,046,491
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
BANKING (CONTINUED)
Kita-Nippon Bank Ltd.............................         13,900   $     728,830
Mitsui Trust & Banking Co.
  Ltd............................................        100,000         755,920
Nanto Bank Ltd...................................        252,000       1,567,980
North Pacific Bank Ltd...........................         71,000         341,877
Sakura Bank Ltd..................................        862,000       6,613,963
San-In Godo Bank Ltd.............................         31,000         257,092
Shinwa Bank Ltd..................................        159,000         778,117
Sumitomo Trust & Banking Co. Ltd.................        602,000       6,470,854
The Bank of Tokyo - Mitsubishi Ltd...............          1,400          28,139
The Kagawa Bank Ltd..............................        260,000       1,908,590
The Long-Term Credit Bank of Japan Ltd...........      1,000,000       4,325,787
Tokai Bank Ltd...................................        213,000       2,196,451
Toyo Trust & Banking Co.
  Ltd............................................        175,000       1,475,793
                                                                   -------------
                                                                      52,581,569
                                                                   -------------

COMMERCIAL SERVICES (1.2%)
Asatsu, Inc......................................         78,000       2,890,150
Sanki Engineering Co. Ltd........................        120,000       1,216,464
                                                                   -------------
                                                                       4,106,614
                                                                   -------------

FINANCIAL SERVICES (2.8%)
Daiwa Securities Co. Ltd.........................        186,000       1,469,404
Nomura Securities Co. Ltd........................        600,000       8,284,538
                                                                   -------------
                                                                       9,753,942
                                                                   -------------

INSURANCE (1.7%)
Chiyoda Fire & Marine Insurance Co. Ltd..........        284,000       1,402,254
Fuji Fire & Marine Insurance Co. Ltd.............        429,000       1,870,759
Koa Fire & Marine Insurance Co. Ltd..............        110,000         666,171
Nissan Fire & Marine Insurance Co. Ltd...........        194,000       1,068,076
Tokio Marine & Fire Insurance Co. Ltd............         73,000         956,917
                                                                   -------------
                                                                       5,964,177
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JAPAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
REAL ESTATE (1.5%)
Daikyo, Inc......................................         65,000   $     254,479
Daiwa Danchi Co. Ltd.+...........................        208,000         854,321
Mitsui Fudosan Co. Ltd...........................        283,000       3,907,541
                                                                   -------------
                                                                       5,016,341
                                                                   -------------
  TOTAL FINANCE..................................                     77,422,643
                                                                   -------------
HEALTHCARE (2.0%)
PHARMACEUTICALS (2.0%)
Daiichi Pharmaceutical Co.
  Ltd............................................        208,000       3,671,763
Kissei Pharmaceutical Co. Ltd....................         37,000         814,821
Ono Pharmaceuticals Co. Ltd......................         25,000         882,635
Santen Pharmaceutical Co.
  Ltd............................................         49,000         989,163
Shionogi & Co. Ltd...............................         80,000         620,816
                                                                   -------------
                                                                       6,979,198
                                                                   -------------
  TOTAL HEALTHCARE...............................                      6,979,198
                                                                   -------------
INDUSTRIAL PRODUCTS & SERVICES (15.9%)
BUILDING MATERIALS (0.3%)
Sankyo Aluminum Industries Co. Ltd...............        330,000       1,067,028
                                                                   -------------
CONSTRUCTION & HOUSING (3.7%)
Matsui Construction Co. Ltd......................        200,000         997,990
Nishimatsu Construction Co. Ltd..................        507,000       3,544,524
Sekisui House Ltd................................         90,000         912,348
Taisei Corp......................................        700,000       3,248,273
Toda Construction Co.............................        200,000       1,401,730
Toenec Corp......................................         62,000         378,729
Tostem Corp......................................         82,800       2,293,768
                                                                   -------------
                                                                      12,777,362
                                                                   -------------

ELECTRICAL EQUIPMENT (6.3%)
Fuji Electric Co. Ltd............................        500,000       2,272,131
Hitachi Ltd......................................        719,000       8,042,644
Mitsubishi Electric Corp. Ltd....................        942,000       5,276,779
Murata Manufacturing Co.
  Ltd............................................         26,000       1,036,092
Nissei Sangyo Co. Ltd............................        152,000       1,859,652
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
ELECTRICAL EQUIPMENT (CONTINUED)
Ricoh Corp. Ltd..................................         94,000   $   1,232,194
Rohm Co. Ltd.....................................         20,000       2,062,396
                                                                   -------------
                                                                      21,781,888
                                                                   -------------

INDUSTRIAL (0.6%)
Okamura Corp.....................................        300,000       1,992,484
                                                                   -------------

MACHINERY (4.2%)
Aichi Corp.......................................        184,000       1,141,658
Ebara Corp.......................................        110,000       1,653,412
Fanuc Ltd........................................         80,000       3,076,116
Mitsubishi Heavy Industries
  Ltd............................................        666,000       5,115,912
NSK Ltd..........................................         73,000         470,165
Sansei Yusoki Co. Ltd............................         95,000         804,465
Shin Nippon Machinery Co. Ltd....................         48,000         190,859
Toshiba Tungaloy Co. Ltd.........................        400,000       2,027,440
                                                                   -------------
                                                                      14,480,027
                                                                   -------------

MANUFACTURING (0.8%)
Topy Industries Ltd..............................         51,000         187,189
Tsubakimoto Chain Co.............................        407,000       2,489,731
                                                                   -------------
                                                                       2,676,920
                                                                   -------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                     54,775,709
                                                                   -------------

TECHNOLOGY (11.4%)
COMPUTER SYSTEMS (0.7%)
Fujitsu Ltd......................................        168,000       2,334,352
                                                                   -------------

ELECTRONICS (8.3%)
Alpine Electronics, Inc..........................        191,000       2,904,308
Fuji Photo Film Co. Ltd..........................         88,000       3,545,223
Kyocera Corp.....................................         12,000         954,295
Matsushita Electric Industries Co. Ltd...........        579,000      11,688,278
Secom Co. Ltd....................................         31,000       2,278,335
Sony Corp........................................         70,000       6,111,158
Tokai Rika Co. Ltd...............................        147,000       1,163,873
                                                                   -------------
                                                                      28,645,470
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JAPAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
SEMICONDUCTORS (0.2%)
Tokyo Ohka Kogyo Co. Ltd.........................         26,300   $     795,228
                                                                   -------------

TELECOMMUNICATIONS (2.2%)
DDI Corp.........................................            491       3,630,044
Nippon Telegraph & Telephone Corp................            417       4,008,563
                                                                   -------------
                                                                       7,638,607
                                                                   -------------
  TOTAL TECHNOLOGY...............................                     39,413,657
                                                                   -------------

TRANSPORTATION (6.4%)
RAILROADS (3.3%)
East Japan Railway Co............................            200       1,027,702
Nishi-Nippon Railroad Co.
  Ltd............................................        313,000       1,028,471
Tobu Railway Co. Ltd.............................        200,000         924,582
West Japan Railway Co............................          2,140       8,396,922
                                                                   -------------
                                                                      11,377,677
                                                                   -------------
TRANSPORT & SERVICES (1.7%)
Itochu Warehouse Co. Ltd.........................         47,000         149,506
Kawasaki Kisen Kaisha Ltd.+......................        642,000       1,296,006
Nippon Express Co. Ltd...........................        303,000       2,422,834
Sankyu, Inc......................................        435,000       1,353,316
Senko Co. Ltd....................................        136,000         560,972
                                                                   -------------
                                                                       5,782,634
                                                                   -------------

WHOLESALE & INTERNATIONAL TRADE (1.4%)
Kamei Corp.......................................         50,000         550,555
Kawasho Corp.....................................        152,000         472,883
Nagase & Co. Ltd.................................        124,000         982,854
Tomen Corp.......................................        305,000         772,961
Yuasa Trading Co. Ltd............................        525,000       2,004,937
                                                                   -------------
                                                                       4,784,190
                                                                   -------------
  TOTAL TRANSPORTATION...........................                     21,944,501
                                                                   -------------
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------

UTILITIES (2.5%)
ELECTRIC (1.8%)
Shikoku Electric Power Co., Inc..................         83,180   $   1,417,469
Tohoku Electric Power Co.,
  Inc............................................        100,000       1,782,749
Tokyo Electric Power Co.,
  Inc............................................        145,000       3,053,831
                                                                   -------------
                                                                       6,254,049
                                                                   -------------

NATURAL GAS (0.7%)
Hokuriku Gas Co. Ltd.............................        204,000         632,876
Osaka Gas Co. Ltd................................        550,000       1,581,316
                                                                   -------------
                                                                       2,214,192
                                                                   -------------
  TOTAL UTILITIES................................                      8,468,241
                                                                   -------------
  TOTAL COMMON STOCK (COST $304,603,093).........                    295,243,368
                                                                   -------------

WARRANTS (1.9%)
BASIC INDUSTRIES (0.5%)
CHEMICALS (0.4%)
Shin-Etsu Chemical Co. Ltd., Expiring 8/1/00+....            488       1,348,100
                                                                   -------------

METALS & MINING (0.1%)
Dowa Mining Co. Ltd., Expiring 12/09/97+.........            330         103,125
                                                                   -------------
  TOTAL BASIC INDUSTRIES.........................                      1,451,225
                                                                   -------------

CONSUMER GOODS & SERVICES (0.1%)
MERCHANDISING (0.1%)
Canon Sales Co. Inc., Expiring 11/11/97+.........          2,700         338,924
                                                                   -------------

INDUSTRIAL PRODUCTS & SERVICES (0.0%)*
MACHINERY (0.0%)*
Ebara Corp., Expiring
  10/8/99+.......................................            318          60,858
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JAPAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
TECHNOLOGY (1.3%)
COMPUTER SYSTEMS (0.1%)
Fujitsu Ltd., Expiring
  6/12/98+.......................................            868   $     336,399
                                                                   -------------
ELECTRICAL EQUIPMENT (0.7%)
Rohm Co. Ltd., Expiring 11/20/97+................          1,350       2,488,682
                                                                   -------------

ELECTRONICS (0.5%)
Kyocera Corp., Expiring 1/23/98+.................            610       1,235,250
Merrill Lynch Intl.- Sony Corp., Expiring
  6/14/01+.......................................            300         566,250
                                                                   -------------
                                                                       1,801,500
                                                                   -------------
  TOTAL TECHNOLOGY...............................                      4,626,581
                                                                   -------------
  TOTAL WARRANTS (COST $3,799,244)...............                      6,477,588
                                                                   -------------
                                                     PRINCIPAL
                                                      AMOUNT
                                                     (IN JPY)
                                                   -------------
FIXED INCOME SECURITIES (2.1%)
BASIC INDUSTRIES (0.9%)
CHEMICALS (0.9%)
Sumitomo Bakelite Co. Ltd., 1.2% due 09/29/06....  $ 288,000,000       3,269,351
                                                                   -------------

FINANCE (1.2%)
FINANCIAL SERVICES (1.2%)
STB Cayman Capital, 0.5% due 10/01/07............    410,000,000       4,039,805
                                                                   -------------
  TOTAL FIXED INCOME SECURITIES
   (COST $6,325,848).............................                      7,309,156
                                                                   -------------
CONVERTIBLE BONDS (5.9%)
CONSUMER GOODS & SERVICES (2.2%)
AUTOMOTIVE (2.2%)
Toyota Motor Corp., 1.2% due 01/28/98............    500,000,000       7,646,594
                                                                   -------------
                                                     PRINCIPAL
                                                      AMOUNT
              SECURITY DESCRIPTION                   (IN JPY)          VALUE
-------------------------------------------------  -------------   -------------

FINANCE (2.1%)
FINANCIAL SERVICES (2.1%)
BOT Cayman Finance Ltd., 4.25% due 03/31/49......  $ 620,000,000   $   7,287,423
                                                                   -------------

HEALTH CARE (1.2%)
PHARMACEUTICALS (1.2%)
Yamanouchi Pharmaceutical Co. Ltd., 1.25% due
  03/31/14.......................................    300,000,000       4,135,715
                                                                   -------------

TECHNOLOGY (0.4%)
COMPUTER SYSTEMS (0.4%)
Ricoh Co. Ltd., 1.5% due 03/29/02................    100,000,000       1,319,584
                                                                   -------------
  TOTAL CONVERTIBLE BONDS
   (COST $17,019,098)............................                     20,389,316
                                                                   -------------
TOTAL INVESTMENTS
  (COST $331,747,283) (95.9%)...................................     329,419,428
OTHER ASSETS IN EXCESS OF LIABILITIES (4.1%)....................
                                                                      14,115,563
                                                                   -------------
NET ASSETS (100.0%).............................................   $ 343,534,991
                                                                   -------------
                                                                   -------------

------------------------------
+ Non-income producing security

* Less than 0.1%

Note: Based on the cost of investments of $330,005,851 for Federal Income Tax purposes at June 30, 1997 the aggregate gross unrealized appreciation was $33,426,380, and the aggregate gross unrealized depreciation was $35,754,235, resulting in net unrealized depreciation of investments of $2,327,855.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JAPAN EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $331,747,283)           $329,419,428
Cash                                                  5,250,352
Foreign Currency at Value (Cost $5,239,255)           5,222,892
Receivable for Investments Sold                       7,998,500
Dividends Receivable                                  1,480,033
Interest Receivable                                     103,920
Deferred Organization Expenses                           18,076
                                                   ------------
    Total Assets                                    349,493,201
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     5,548,508
Advisory Fee Payable                                    180,722
Custody Fee Payable                                     174,538
Administrative Services Fee Payable                      19,680
Administration Fee Payable                                  953
Fund Services Fee Payable                                   285
Accrued Trustees' Fees and Expenses                         221
Accrued Expenses                                         33,303
                                                   ------------
    Total Liabilities                                 5,958,210
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $343,534,991
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JAPAN EQUITY PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $366,178)                                                   $ 1,464,230
Interest Income (Net of Foreign Withholding Tax
  of $416)                                                           493,624
                                                                 -----------
    Investment Income                                              1,957,854
EXPENSES
Advisory Fee                                       $ 1,104,268
Custodian Fees and Expenses                            226,127
Administrative Services Fee                             53,195
Professional Fees and Expenses                          27,499
Fund Services Fee                                        5,830
Administration Fee                                       4,213
Printing Expenses                                        3,864
Trustees' Fees and Expenses                              3,397
Amortization of Organization Expense                     3,269
Insurance Expense                                        1,207
Miscellaneous                                              298
                                                   -----------
    Total Expenses                                                 1,433,167
                                                                 -----------
NET INVESTMENT INCOME                                                524,687
NET REALIZED LOSS ON
  Investment Transactions (including $689,588 net
    realized gain from futures contracts)          (31,489,655)
  Foreign Currency Transactions                       (504,028)
                                                   -----------
    Net Realized Loss                                            (31,993,683)
NET CHANGE IN UNREALIZED APPRECIATION OF
  Investments                                       57,492,664
  Foreign Currency Contracts and Translations          242,771
                                                   -----------
    Net Change in Unrealized Appreciation                         57,735,435
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $26,266,439
                                                                 -----------
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JAPAN EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                     JUNE 30,      FOR THE FISCAL
                                                       1997          YEAR ENDED
                                                   (UNAUDITED)    DECEMBER 31, 1996
                                                   ------------   -----------------
DECREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income (Loss)                       $    524,687   $       (163,669)
Net Realized Loss on Investments and Foreign
  Currency Transactions                             (31,993,683)        (2,268,850)
Net Change in Unrealized Appreciation
  (Depreciation) of Investments
  and Foreign Currency Translations                  57,735,435        (67,037,516)
                                                   ------------   -----------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                      26,266,439        (69,470,035)
                                                   ------------   -----------------
                                                   ------------   -----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                        76,948,328        290,426,062
Withdrawals                                        (140,025,334)      (253,101,673)
                                                   ------------   -----------------
    Net Increase (Decrease) from Investors'
      Transactions                                  (63,077,006)        37,324,389
                                                   ------------   -----------------
    Total Decrease in Net Assets                    (36,810,567)       (32,145,646)
NET ASSETS
Beginning of Period                                 380,345,558        412,491,204
                                                   ------------   -----------------
End of Period                                      $343,534,991   $    380,345,558
                                                   ------------   -----------------
                                                   ------------   -----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                            FOR THE PERIOD
                                                        FOR THE                             MARCH 28, 1995
                                                   SIX MONTHS ENDED     FOR THE FISCAL     (COMMENCEMENT OF
                                                     JUNE 30, 1997        YEAR ENDED        OPERATIONS) TO
                                                      (UNAUDITED)      DECEMBER 31, 1996   DECEMBER 31, 1995
                                                   -----------------   -----------------   -----------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                0.84%(a)            0.81%               0.87%(a)
  Net Investment Income                                   0.31%(a)           (0.03)%              0.12%(a)
Portfolio Turnover                                          42%(b)              86%                 60%(b)
Average Broker Commissions                              0.0004              0.0005                  --

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JAPAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Japan Equity Portfolio (the "Portfolio"), is one of eight subtrusts (portfolios) comprising The Series Portfolio (the "Series Portfolio"). The Series Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of issuers that have their principal activities in Japan or are organized under Japanese law. The Portfolio commenced operations on March 28, 1995. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

Investments in Japanese markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in Japan could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

    a)The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the readily available closing bid and asked prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

    b)The books and records of the Portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expense are translated at the

THE JAPAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------
      exchange rate prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations.

      Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

    c)Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or at the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

    d)The Portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Portfolio's Trustees, and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of foreign currency translations.

    e)Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability or securities movements of counterparties to meet the terms of their contracts.

    f)The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It

THE JAPAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------
      is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

    g)The Portfolio incurred organization expenses in the amount of $33,000. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay the organization expenses of the Portfolio. The Portfolio has agreed to reimburse Morgan for these costs which are being deferred and will be amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Portfolio.

    h)Expenses incurred by the Series Portfolio with respect to any two or more portfolios in the Series Portfolio are allocated in proportion to the net assets of each portfolio in the Series Portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

2. TRANSACTIONS WITH AFFILIATES

    a)The Portfolio has an Investment Advisory Agreement with Morgan . Under the terms of the agreement, the Portfolio pays Morgan at an annual rate of 0.65% of the Portfolio's average daily net assets. For the six months ended June 30, 1997, such fees amounted to $1,104,268.

    b)The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of The JPM Pierpont Funds, The JPM Institutional Funds, the Portfolio, the other portfolios in which The JPM Pierpont Funds and The JPM Institutional Funds invest (the "Master Portfolios"), JPM Series Trust, JPM Series Trust II and certain other investment companies subject to similar agreements with FDI. For the six months ended June 30, 1997, the fee for these services amounted to $4,213.

    c)The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate average daily net assets of the Master Portfolios and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Portfolio is determined by the proportionate share its net

THE JAPAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------
      assets bear to the net assets of the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services and JPM Series Trust. For the six months ended June 30, 1997 , the fee for these services amounted to $53,195.

    d)The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $5,830 for the six months ended June 30, 1997.

    e)An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Portfolio's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee fee was $65,000. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,200.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended June 30, 1997 were as follows:

    COST OF       PROCEEDS FROM
   PURCHASES          SALES
---------------  ---------------
   $133,362,605  $   168,521,319

JPM INSTITUTIONAL PRIME MONEY MARKET FUND
JPM INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND
JPM INSTITUTIONAL TREASURY MONEY MARKET FUND
JPM INSTITUTIONAL FEDERAL MONEY MARKET FUND
JPM INSTITUTIONAL SHORT TERM BOND FUND
JPM INSTITUTIONAL BOND FUND
JPM INSTITUTIONAL TAX EXEMPT BOND FUND
JPM INSTITUTIONAL NEW YORK TOTAL RETURN BOND FUND
JPM INSTITUTIONAL SHARES: CALIFORNIA BOND FUND
JPM INSTITUTIONAL INTERNATIONAL BOND FUND
JPM INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
JPM INSTITUTIONAL DIVERSIFIED FUND
JPM INSTITUTIONAL U.S. EQUITY FUND
JPM INSTITUTIONAL DISCIPLINED EQUITY FUND
JPM INSTITUTIONAL U.S. SMALL COMPANY FUND
JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND
JPM INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
JPM INSTITUTIONAL EMERGING MARKETS EQUITY FUND
JPM INSTITUTIONAL EUROPEAN EQUITY FUND
JPM INSTITUTIONAL JAPAN EQUITY FUND
JPM INSTITUTIONAL ASIA GROWTH FUND



FOR MORE INFORMATION ON THE JPM INSTITUTIONAL
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800)766-7722.




The
JPM Institutional
Japan Equity
Fund




SEMI-ANNUAL REPORT
JUNE 30, 1997